Unrealized Fair Value Losses (Gains) , Net - Summary of Unrealized Fair Value Losses (Gains), Net (Detail) - USD ($) $ in Thousands	3 Months Ended	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2018
Disclosure Of Unrealized Fair Value Losses (Gains) [abstract]
Loss on fair value adjustment of convertible note receivable	$ 283	$ 2,054
Loss on fair value adjustment of share purchase warrants held	12	111
Total unrealized fair value losses (gains), net	$ 295	$ 2,165